                                  SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Under Rule 14a-12

                            Hemagen Diagnostics, Inc.

================================================================================

                (Name of Registrant as Specified in Its Charter)

================================================================================
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
         0-11.


         1. Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

                  --------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5.       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

         1.       Amount Previously Paid:

                  --------------------------------------------------------------

         2.       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3.       Filing Party:

                  --------------------------------------------------------------

         4.       Date Filed:

                  --------------------------------------------------------------

                            HEMAGEN DIAGNOSTICS, INC.

                              9033 RED BRANCH ROAD
                            COLUMBIA, MARYLAND 21045


                            NOTICE OF ANNUAL MEETING
                               AND PROXY STATEMENT
                                                                January 20, 2004


To our Stockholders:

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on Wednesday, February 25, 2004, at Hemagen's corporate office located at 9033 Red Branch Road, Columbia, MD 21045. After the meeting, there will be a brief tour of the facility which we hope you will find informative. We hope you will attend.

At the Annual Meeting you will be asked to elect one Director of Hemagen and ratify the appointment of Grant Thornton LLP as our Independent Public Accountants for fiscal 2004.

We want your shares to be represented at the Annual Meeting. I urge you to complete, sign, date and return the enclosed proxy card promptly.

                                         Sincerely,




                                         William P. Hales
                                         Director, President & CEO

                            HEMAGEN DIAGNOSTICS, INC.

                              9033 RED BRANCH ROAD

                            COLUMBIA, MARYLAND 21045



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:

         10:00 a.m., Eastern Time

DATE:

         February 25, 2004


PLACE:

         9033 Red Branch Road
         Columbia, MD 21045

PURPOSE:

         .        Elect one Director.
         .        Ratify the appointment of Grant Thornton LLP as Independent
                  Public Accountants for fiscal 2004.
         .        To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record on January 2, 2004 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is January 20, 2004.

         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                    Deborah F. Ricci
                                                    Secretary

         January 20, 2004

TABLE OF CONTENTS                                                         PAGE


   GENERAL INFORMATION......................................................5

   ELECTION OF DIRECTORS....................................................5

   RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC
   ACCOUNTANTS..............................................................8

   BOARD COMMITTEES.........................................................8

   REPORT OF THE AUDIT COMMITTEE............................................9

   DIRECTOR COMPENSATION...................................................10

   CORPORATE GOVERNANCE....................................................10

   PRINCIPAL SHAREHOLDER...................................................11

   DIRECTORS AND EXECUTIVE OFFICERS........................................12

   SUMMARY COMPENSATION TABLE..............................................13

   OPTION GRANTS IN LAST FISCAL YEAR.......................................13

   FISCAL 2003 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES..........13

   SECTION 16 BENEFICIAL OWNER REPORTING COMPLIANCE........................14

   SHAREHOLDER PROPOSALS FOR NEXT YEAR.....................................14

   OTHER MATTERS...........................................................14

   QUESTIONS...............................................................14

GENERAL INFORMATION

WHO MAY VOTE

Shareholders of Hemagen, as recorded in our stock register on January 2, 2004, may vote at the meeting. As of that date, Hemagen had 10,104,855 shares of Common Stock outstanding.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

Hemagen's Board of Directors is asking for your proxy. Giving us your proxy means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for one, or none of our Director candidate(s). You may also vote FOR or AGAINST the other proposal or ABSTAIN from voting.

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidate.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held. Shares registered in your name will be covered by one card.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

REVOKING A PROXY

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen's Secretary in writing at the address under "Questions" on page 14.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

VOTES NEEDED

The Director candidate receiving the most votes will be elected to fill the seat on the Board. Ratification of Grant Thornton LLP as our independent public accountants for fiscal year 2004 requires the favorable vote of a majority of votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

OTHER MATTERS

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

The Board of Directors has nominated and recommends that you vote for the election of Edward T. Lutz as a Director of the Company. The Board of Directors oversees the management of Hemagen on your behalf. The Board reviews Hemagen's long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the executive officers, setting the scope of their authority to manage Hemagen's business day to day, and evaluating management's performance.

Hemagen's Bylaws provide that the Board of Directors consists of three classes of Directors. Each class is elected for a three-year term with one class being elected each year.

The Board has nominated for election for a term expiring at the Annual Meeting in 2007, Edward T. Lutz. The terms of Howard F. Curd and William P. Hales expire in 2005 and those of Dr. Alan S. Cohen and Richard W. Edwards expire in 2006. The election of Directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Board meetings last year:  5
Actions Taken in writing last year:  0

Hemagen's Directors and nominee are:







------------------------------------- ------------------------------------------------------------------------------

Dr. Alan S. Cohen                     Dr. Cohen has served as a Director of Hemagen since its inception. Dr. Cohen
Director since 1993                   has been a Professor of Medicine at Boston University School of Medicine since
Term expires 2006                     1968 and a Professor of Pharmacology since 1974. Dr. Cohen is Editor-in-Chief
Age:   77                             of the International Journal of Amyloid. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1973 to
                                      1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen
                                      is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.


Howard F. Curd                        Mr. Curd is founder and managing member of Five Points Partners, LLC, Five
Director since 2001                   Points Partners is a boutique merchant bank that undertakes private equity
Term expires 2005                     investments on its own and its investors' behalf. Prior to founding Five
Age:   39                             Points, Mr. Curd was Vice Chairman and Director of Capital Markets for Jesup &
                                      Lamont Securities Corporation, a diversified financial holding company. From
                                      January 1992 to February 2002, Mr. Curd was President and CEO of Jesup and
                                      Lamont Group Holdings, Inc. a diversified financial holding company. Mr. Curd has a BS in Finance from Fairfield University, Fairfield CT.



Richard W. Edwards                    Mr. Edwards is a Senior Vice President and the Chief Accounting Officer of
Director since 2003                   National Commerce Financial Corporation, a publicly traded bank holding
Term expires 2006                     company, since July 2002. Prior to joining National Commerce Financial
Age: 44                               Corporation, Mr. Edwards was the Chief Financial Officer of New South
                                      Bancshares, Inc. from January 2001 to July 2002. He spent eight years in various senior financial roles with Bank of America prior to January 2001 and eight years in public accounting with Ernst & Young prior to that. Mr. Edwards earned a B.S. degree in accounting from the University of Illinois and is a member of the AICPA and FEI.

William P. Hales                      William P. Hales has been a Director of Hemagen and its President since
Director since 1999                   October 1, 1999. Mr. Hales is currently Hemagen's President and CEO. Prior to
Term expires 2005                     January 2001, Mr. Hales was an Investment Banker and Advisor with Jesup &
Age:   41                             Lamont Securities Corporation, an investment banking and brokerage firm. Prior to that, Mr. Hales spent six years in public accounting with Ernst & Young and
                                      Coopers & Lybrand advising clients on both audit and management consulting engagements.

Edward T. Lutz                        Mr. Lutz has been the President & CEO of Lutz Advisors, Inc. since 2001. Prior
Nominee for Director                  to that Mr. Lutz was with Tucker Anthony Sutro Capital Markets within the
Age:  57                              Investment Banking Group focusing on the bank and thrift industry. He has over thirty-five years experience in bank regulation, mergers and acquisitions of troubled financial institutions, strategic planning and structuring financial transactions. Over the last 13 years he has specialized in investment banking and consulting to bank and thrift institutions. Mr. Lutz is a member of the board of directors of Union State Bank (NYSE), Orangeburg, NY. Mr. Lutz is the
                                      Chairman of the Audit Committee of Union State Bank. Mr. Lutz earned his B.A.
                                      in Economics from Hofstra University and his M.B.A in Finance from American
                                      University.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(ITEM 2 ON PROXY CARD)

THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2004.

The Audit Committee of the Board of Directors has selected Grant Thornton LLP as Hemagen's independent public accountants in fiscal 2004 and has directed management to submit the selection of Grant Thornton LLP for ratification by the shareholders at the Annual Meeting. The affirmative vote of a majority of shares voting at the meeting is required for ratification. Shareholder ratification of Grant Thornton LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee intends to continue the employment of Grant Thornton LLP at least through fiscal 2004, but in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company or its shareholders.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

PRINCIPAL ACCOUNTING FIRM FEES:

Aggregate fees billed to Hemagen in fiscal 2003 by its principal accounting firm, Grant Thornton LLP were:

Audit fees and SAS 100
quarterly review related fees            $76,217

Audit related fees                       $     0

Fees related to
tax services                             $10,870(a)

All other fees                                $0
                                         -------
                                         $87,087
                                         =======

(a) The Audit Committee believes the provision of these services is compatible with maintaining the principal accountant's independence.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board.

THE AUDIT COMMITTEE is responsible for assisting the Board of Directors in its general oversight of Hemagen's financial reporting, internal controls and audit function. It is also responsible for the appointment of independent accountants and reviews the relationship between Hemagen and its outside accountants.

Meetings last year:  4

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Richard W. Edwards (Co-Chairman), Howard F. Curd (Co-Chairman), Dr. Alan S. Cohen, and William P. Hales. Dr. Cohen, Mr. Curd and Mr. Edwards meet standards for independence provided under the Sarbanes-Oxley Act of 2002. All members meet standards of financial literacy.

In June 2000, the Board of Directors adopted the Audit Committee Charter, which was attached to the 2001 Proxy Statement as Appendix II. The Charter outlines the activities and responsibilities of the Committee.

The Committee has obtained from the independent auditors a formal written statement describing all relationships between the auditors and Hemagen that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

In discharging its oversight responsibility as to the audit process, the Committee reviewed and discussed with management Hemagen's audited financial statements included in Hemagen's Annual Report on Form 10-KSB for the year ended September 30, 2003. The Committee recommended to the Board of Directors that those audited financial statements be included in Hemagen's Annual Report on Form 10-KSB for filing with the SEC.

In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

Respectfully submitted,
The Audit Committee

Richard W. Edwards (Co-Chairman)
Howard F. Curd (Co-Chairman)
Dr. Alan S. Cohen
William P. Hales

THE COMPENSATION COMMITTEE is responsible for establishing compensation for management and administering Hemagen's stock option plans. The Compensation Committee of the Board of Directors is composed of Dr. Alan S. Cohen (Chairman), Howard F. Curd, Richard W. Edwards and William P. Hales.

The Compensation Committee of the Board of Directors held no meetings in fiscal 2003.

THE NOMINATING COMMITTEE is responsible for reviewing potential new candidates for the Board. The Nominating committee does not have a charter and does not have a written policy with regard to the consideration of candidates recommended by stockholders. In practice, the committee evaluates and considers all candidates recommended by the directors, officers and shareholders. The Nominating Committee of the Board of Directors is composed of William P. Hales (Chairman), Dr. Alan S. Cohen, Howard F. Curd and Richard W. Edwards. Dr. Alan
S. Cohen, Howard F. Curd and Richard W. Edwards meet standards for independence as defined by NASD. During the year, the nominating committee nominated Edward
T. Lutz to the Board of Directors. This nomination was recommended by William
P. Hales, (Chairman) and approved by Directors Alan S. Cohen, James R. LeRoy and Richard T. Edwards. Howard F. Curd abstained from nominating Edward T. Lutz.

Meetings last year:  0

The Board of Directors met five times in fiscal 2003. Of these five meetings, one meeting was held at the Company's offices in Columbia, Maryland and the other meetings were held via telephone conference. The Audit Committee met separately. All Directors attended all meetings of the Board of Directors and the Committees of which they are members. Mr. Cohen attended all meetings of the Board of Directors by telephone.

All Directors attended the Annual Shareholder's meeting held on February 26, 2003. Mr. Cohen attended the meeting by telephone while the other directors were present.

DIRECTOR COMPENSATION

Non-employee Directors are paid $3,500 per quarter. Such compensation is paid as follows; $2,000 of the compensation per quarter is invested in a Rule 10(b)5-1 Stock Purchase Plan in order to purchase Company common stock on the open market and the remaining $1,500 per quarter is paid in cash. Non-Employee Directors of the Company are granted an option to purchase 10,000 shares of the Company's common stock at the election of their three-year term. The options are issued pursuant to the 2000 Directors Stock Option Plan, have an exercise price equal to the fair market value of the underlying shares on the date of the grant, and expire ten years from the date of the grant.

In addition, Non-Employee Directors that serve on a committee or committees of the Board of Directors are granted an option to purchase 5,000 shares of the Company's common stock at the annual appointment of their position. The options are issued pursuant to the 2000 Directors Stock Option Plan, have an exercise price equal to the fair market value of the underlying shares on the date of the grant, and expire ten years from the date of the grant.

CORPORATE GOVERNANCE

The Board of Directors adopted a Code of Ethics Policy and Insider Trading Policy effective December 8, 2003. These policies were included in the Company's Form 10-KSB for the year ended September 30, 2003 as Exhibits 14.0 and 14.1, respectively.

                              PRINCIPAL SHAREHOLDER

The following are the only shareholders known by Hemagen to beneficially own more than 5% of its outstanding Common Stock as of January 2, 2004:


                                                      Amount and Nature of
                                                      --------------------
     Name of Beneficial Owner                         Beneficial Ownership               Percent of Class
     ------------------------                         --------------------               ----------------

William P. Hales                                         1,662,207 (1)                      14.7%

The Business address of Mr. Hales is 9033 Red Branch Road, Columbia, MD 21045.


(1) Share holdings above include: 967,007 options exercisable within 60 days and senior subordinated secured convertible notes convertible into 265,000 shares within 60 days.

                        DIRECTORS AND EXECUTIVE OFFICERS
This table lists the Common Stock owned on January 2, 2004 by Hemagen's executive officers, Directors and nominee:


                                                                                         Common Stock
                                                                                      Beneficially Owned
               Name                               Position                         Amount             Percentage
               ----                               --------                         ------             ----------

William P. Hales                    Director, President and Chief
41                                  Executive Officer                           1,662,207(1)             14.7%

Dr. Alan S. Cohen                   Director                                      232,092(2)              2.3%
77

Howard F. Curd                      Director                                      259,729(3)              2.5%
39

Richard W. Edwards                  Director                                       33,373(4)              0.3%
44

Edward T. Lutz                      Director Nominee                               16,937                 0.2%


Deborah F. Ricci (6)                Chief Financial Officer                       132,000(5)              1.3%
39                                  and Corporate Secretary

All Directors and Executive                                                     _________                _____
Officers as a Group (5 Persons)                                                 2,338,338                19.9%



         (1)      See "Principal Shareholder".
         (2) Includes options to purchase 30,000 shares exercisable within 60 days.
         (3) Includes senior subordinated secured convertible notes convertible into 200,000 shares within 60 days and options to purchase 20,000 shares exercisable within 60 days.
         (4) Includes options to purchase 15,000 shares exercisable within 60 days.
         (5) Represents options to purchase shares exercisable within 60 days.
         (6) Ms. Ricci was appointed Chief Financial Officer of Hemagen in 2000. Prior to her appointment, Ms. Ricci served as Vice President of Finance and Administration for Schonstedt Instrument Company from 1997.

                           SUMMARY COMPENSATION TABLE

The following sets forth compensation paid, earned or awarded to the CEO and the other most highly paid executive officers during the last three fiscal years ended September 30:

                                                                                                 Long-Term
                                                                                               Compensation
                                                      Annual Compensation                         Awards
                                    ---------------------------------------------------------------------------
                                                                                                Securities
                                                                           Other Annual         Underlying
                                         Year         Salary      Bonus    Compensation         Options
                                    ---------------------------------------------------------------------------
William P. Hales                         2003          $165,000         $0      $43,491(1)             --
President and Chief Executive            2002          $165,000         $0      $34,285(2)        100,000
Officer                                  2001          $150,000         $0      $20,395(2)          1,000


Deborah F. Ricci                         2003          $128,000         $0       $9,115(3)            --
Chief Financial Officer                  2002          $128,000         $0       $9,115(3)        50,000
and Corporate Secretary                  2001           $90,000     $4,000       $8,700(3)        32,000



         (1) Represents the provision of a company apartment, car and contributions in the Company's 401(k) plan.
         (2)      Reflects provision of a company apartment and of a leased car.
         (3) Represents an automobile allowance and contributions in the Company's 401(k) plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                    Number of
                                    Securities           % of Total Options
                                Underlying Options      Granted to Employees       Exercise Price        Expiration
            Name                     Granted               in Fiscal 2002           ($/Per Share)           Date
------------------------------------------------------------------------------------------------------------------------

            None


         FISCAL 2003 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


                                                                       Number of
                                                                       Securities
                                                                       Underlying          Value of Unexercised
                                                                  Unexercised Options      In-the-Money Options
                                                                       at FY-End                 at FY-End
                                                               --------------------------  --------------------------
                           Shares Acquired       Value
Name                          on Exercise       Realized        Exercisable/Unexercisable  Exercisable/Unexercisable
----------------------    -----------------    ----------      -------------------------- --------------------------
William P.Hales           0                         --                  967,007/0                 0/0
Deborah F. Ricci          0                         --                  132,000/0                 0/0

SECTION 16 BENEFICIAL OWNER REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires Hemagen's executive officers, Directors and persons who own more than 10% of a registered class of Hemagen's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its executive officers, Directors and 10% stockholders complied with Section 16 reporting.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

         The deadline for shareholder proposals to be included in the Proxy Statement for next year's meeting is September 27, 2004. Such proposals should be delivered to the Company at 9033 Red Branch Road, Columbia, Maryland 21045,
Attn: Corporate Secretary.

         The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2005 Annual Shareholders' Meeting, it must be received prior to December 10, 2004. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.


OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

QUESTIONS

         If you have questions or need more information about the annual meeting, write to:

         Deborah F. Ricci, Secretary
         Hemagen Diagnostics, Inc.
         9033 Red Branch Road
         Columbia, Maryland 21045

         or call us at (443) 367-5500

                                       By Order of the Board of Directors,



                                       Deborah F. Ricci, Secretary

HEMAGEN DIAGNOSTICS, INC.


 PROXY   The undersigned hereby appoints DEBORAH F. RICCI and WILLIAM P. HALES, or either of them, proxies of the undersigned,
  FOR    each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled
ANNUAL   to vote on the matters specified below and in their discretion with respect to such other business as may
MEETING  properly come before the Annual Meeting of Shareholders of Hemagen Diagnostics, Inc. to be held at 10:00 a.m. on
         February 25, 2004 at 9033 Red Branch Road, Columbia, Maryland 21045 or any postponement or adjournment of such
         Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

         1.      Authority to elect as Director the nominee listed below:

                             FOR _______                          WITHHOLD AUTHORITY _______

            EDWARD T. LUTZ

         2.       Ratification of the appointment of Grant Thornton LLP as Independet Public Accountants for fiscal 2004.

                             FOR _______                          AGAINST _______                         ABSTAIN________


         THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

        (THIS PROXY IS CONTINUED AND IS TO BE SIGNED ON THE REVERSE SIDE)

                                      Date
                                           ------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. (In the case of joint holders, all should sign.)


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS